SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934
                        ---------------------------------


                                 Date of Report

                                December 4, 2003
                        (Date of earliest event reported)


                           BankAtlantic Bancorp, Inc.
             (Exact name of registrant as specified in its Charter)


                 Florida                              34-027228
    (State of other jurisdiction or            (Commission File Number)
     incorporation or organization)

                                   65-0507804
                        (IRS Employer Identification No.)
                                      33304
                                   (Zip Code)


                             1750 East Sunrise Blvd.
                             Ft. Lauderdale, Florida
                             (Address of principal
                               executive offices)

                          (954) 760-5000 (Registrant's
                     telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.       Other Events

On December 4, 2003, BankAtlantic Bancorp, Inc. issued a press release announcing that on December 2, 2003 its Board of Directors had authorized the "spin-off" of its wholly-owned subsidiary, Levitt Corporation, by declaring a stock dividend of all of BankAtlantic Bancorp's shares in Levitt. The shares will be distributed on December 31, 2003 to shareholders of record on December 18, 2003.


Item 7.       Financial Statements and Exhibits


(c)      Exhibits

                  99.1     Press Release dated December 4, 2003.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      BANKATLANTIC BANCORP, INC.



                                                             By: James White
                                                             -------------------
                                                                James White
                                                         Chief Financial Officer
                                                     and Executive VicePresident


Dated: December 4, 2003